                                                                   Exhibit 4.23

                             ELEVENTH AMENDMENT TO
                          FOURTH AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                             FIRST INDUSTRIAL, L.P.

    As of December 9, 1997, the undersigned, being the sole general partner of First Industrial, L.P. (the "Partnership"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Fourth Amended and Restated Limited Partnership Agreement, dated June 6, 1997 (as amended by the first amendment thereto dated June 20, 1997, the second amendment thereto, dated June 30, 1997, the third amendment thereto, dated July 18, 1997, the fourth amendment thereto, dated July 31, 1997, the fifth amendment thereto, dated August 1, 1997, the sixth amendment thereto, dated August 29, 1997, the seventh amendment thereto, dated September 30, 1997, the eighth amendment thereto, dated October 23, 1997, the ninth amendment thereto, dated as of October 30, 1997, and the eleventh amendment thereto, dated December 5, 1997, collectively, the "Partnership Agreement"), does hereby amend the Partnership Agreement as follows:

    Capitalized terms used but not defined in this Eleventh Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

    1. Additional Limited Partners. The Persons identified on Schedule 1 hereto are hereby admitted to the Partnership as Additional Limited Partners owning the number of Units and having made the Capital Contributions set forth on such Schedule 1. Such persons hereby adopt the Partnership Agreement. The General Partner hereby consents to the assignment of the Units of the Additional Limited Partners identified as transferors on Schedule 2 hereto to the parties identified as transferees and in the amounts set forth on such Schedule 2, and to the admission to the Partnership as Substituted Limited Partners of such transferees, and such transferees are hereby admitted to the Partnership as Substituted Limited Partners.

    2. Schedule of Partners. Exhibit 1B to the Partnership Agreement is hereby deleted in its entirety and replaced by Exhibit 1B hereto which identifies the Partners following consummation of the transactions referred to in Section 1 hereof.

    3. Protected Amounts. In connection with the transactions consummated pursuant to that certain Contribution Agreement (the "Contribution Agreement"), dated December , 1997, by and between FR Acquisitions,
Inc., a Maryland corporation (it having assigned its entire right, title and interest in and to the Contribution Agreement to the Partnership), and the other parties listed on the signature pages of the Contribution Agreement, certain Protected Amounts are being established for the Additional Limited Partners admitted pursuant to this Eleventh Amendment, which Protected Amounts are reflected on Exhibit 1D attached hereto and shall be incorporated as part of Exhibit 1D of the Partnership Agreement.

    4. Ratification. Except as expressly modified by this Eleventh Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.

    IN WITNESS WHEREOF, the undersigned has executed this Eleventh Amendment as of the date first written above.

                                          FIRST INDUSTRIAL REALTY TRUST, INC.,
                                          as sole general partner of the
                                          Partnership

                                          By:    /s/ Michael T. Tomasz
                                             ----------------------------
                                             Name: Michael T. Tomasz
                                                   ----------------------
                                             Title: President
                                                   ----------------------

                                   EXHIBIT 1B

                              Schedule of Partners

GENERAL PARTNER                                       NUMBER OF UNITS
----------------------------------------------------  ---------------

First Industrial Realty Trust, Inc................      30,892,739


LIMITED PARTNERS                                                               NUMBER OF UNITS
-----------------------------------------------------------------------------  ---------------
  Daniel R. Andrew, TR of the Daniel R. Andrew Trust UA Dec 29 92...........         137,489
  Charles T. Andrews........................................................             754
  BK Columbus Venture.......................................................          24,789
  Blurton Revocable Family Trust............................................             598
  James Bolt................................................................           5,587
  Harriett Bonn.............................................................          28,804
  Michael W. Brennan........................................................           7,587
  Brothers Partnership......................................................           1,748
  Robert Brown..............................................................           2,123
  BSDK Enterprises..........................................................           2,186
  Henry D. Bullock & Terri D. Bullock & Shawn Stevenson TR of the Bullock
    Childrens Education Trust UA Dec 20 94, FBO Benjamin Dure Bullock.......           1,400
  Henry D. Bullock & Terri D. Bullock & Shawn Stevenson TR of the Bullock
    Childrens Education Trust UA Dec 20 94, FBO Christine Laurel Bullock....           1,400
  Henry D. Bullock & Terri D. Bullock TR of the Henry D. & Terri D. Bullock
    Trust UA Aug 28 92......................................................          10,891
  Edward Burger.............................................................           9,261
  Jan Burman................................................................          18,653

                                       3

LIMITED PARTNERS                                                               NUMBER OF UNITS
-----------------------------------------------------------------------------  ---------------
  Susan Burman..............................................................         523,155
  Calamer, Inc..............................................................           1,233
  Irwin Carasso.............................................................          17,192
  Perry C. Caplan...........................................................           1,388
  CG Property Development...................................................          27,975
  Cliffwood Development Company.............................................          63,265
  CLMM, LLC.................................................................           3,825
  Collins Family Trust......................................................         112,972
  Kelly Collins.............................................................           3,137
  Michael Collins...........................................................           9,390
  Charles S. Cook and Shelby H. Cook, tenants in the entirety...............             634
  George L. Cramer, Jr......................................................           2,262
  Michael G. Damone, TR of the Michael G. Damone Trust UA Nov 4 69..........         144,296
  Robert L. Denton..........................................................           6,286
  W. Allen Doane TR of the W. Allen Doane Trust UA May 31, 91...............           4,416
  Timothy Donohue...........................................................           2,000
  Darwin B. Dosch...........................................................           1,388
  Charles F. Downs..........................................................           1,508
  Greg & Christina Downs....................................................             474
  Gregory Downs.............................................................              48
  Danielle Draizin..........................................................           6,538
  Heather Draizin...........................................................           6,538
  Jason Draizin.............................................................          13,078


LIMITED PARTNERS                                                               NUMBER OF UNITS
-----------------------------------------------------------------------------  ---------------
  Judith Draizin............................................................         331,742
  Joseph Dresner............................................................         149,531
  Ethel Road Associates, a New Jersey limited partnership...................          29,511
  Farlow Road Associates Limited Partnership................................           2,751
  Fitz & Smith Partnership..................................................           3,410
  Elizabeth Fitzpatrick......................................................          3,800
  Elizabeth Hutton Hagen Fitzpatrick.........................................            607
  Fourbur Co., L.L.C.........................................................         27,987
  Fourbur Family Co., L.P....................................................         50,478
  David Fried................................................................          1,170
  Gamma Three Associates Limited Partnership, a New Jersey limited
    partnership..............................................................          3,338
  Gerlach Family Trust.......................................................            874
  Dennis G. Goodwin and Jeannie L. Goodwin, tenants in the entirety..........          6,166
  Timothy Gudim..............................................................         11,823
  Timothy & Melissa Gudim....................................................          3,285
  Vivian Hack................................................................         22,522
  Clay Hamlin & Lynn Hamlin JT TEN WROS......................................         15,159
  Turner Harshaw.............................................................          1,132
  Henry E. Dietz Trust UA Jan 16 81..........................................         36,476
  Cathleen Hession...........................................................          3,137
  Highland Associates Limited Partnership....................................         69,039
  Robert W. Holman Jr........................................................        150,134

                                       5

LIMITED PARTNERS                                                               NUMBER OF UNITS
-----------------------------------------------------------------------------  ---------------
  Holman/Shidler Investment Corporation......................................         22,079
  Robert Hood Living Trust Hood..............................................          3,591
  Steven B. Hoyt.............................................................        220,000
  Internal Investment Company................................................          3,016
  Frederick K. Ito...........................................................          3,880
  The Jack Friedman Revocable Living Trust dated March 23, 1978..............         26,005
  Jayeff Associates Limited Partnership, a New Jersey limited partnership....         16,249
  JE Partners................................................................          4,228
  Michael W. Jenkins.........................................................          3,831
  Jernie Holdings Corp.......................................................        180,499
  John E. de Blockey, TR of the John E. De B Blockey Trust...................          8,187
  Johnson Living Trust.......................................................          1,078
  Thomas J. Johnson, Jr. and Sandra L. Johnson, tenants in the entirety......          2,142
  JPG Investment.............................................................            919
  Nourhan Kailian............................................................          2,183
  Charles Kendall, Jr........................................................            656
  Thomas Kendall.............................................................            546
  Peter Kepic................................................................          9,261
  Kirshner Family Trust #1...................................................         29,558
  Kirshner Trust #4..........................................................         20,258
  Kolpack MD Pension.........................................................            994
  Kozen Family LLC...........................................................         33,031
  Lambert Investment Corporation.............................................         13,606

                                     6

LIMITED PARTNERS                                                               NUMBER OF UNITS
-----------------------------------------------------------------------------  ---------------
  Paul T. Lambert............................................................         39,737
  Chester A. Latcham.........................................................          2,493
  Constance Lazarus..........................................................        417,961
  Jerome Lazarus.............................................................         18,653
  Georgia Leonard............................................................            664
  Robert Leonard III, GP.....................................................          5,856
  Steve Leonard..............................................................         36,324
  LGR Investment Fund Ltd....................................................         22,556
  Duane Lund.................................................................            617
  Malcolm Properties, L.L.C..................................................         25,342
  Craig R. Martin............................................................            754
  Menlo Park Presbyterian Church.............................................            230
  Eileen Millar..............................................................          2,880
  Linda Miller...............................................................          2,000
  The Milton Dresner Revocable Trust dated October 22, 1976..................        149,531
  Montrose Kennedy Associates, a New Jersey general partnership..............          4,874
  Peter Murphy...............................................................         56,184
  Anthony Muscatello.........................................................         81,654
  Muskingum College..........................................................             20
  Joseph Musti...............................................................          1,508
  Dean A. Nachtigall.........................................................         10,076
  Adel Nassif................................................................          4,910
  New Land Associates Limited Partnership, a New Jersey limited
    partnership..............................................................          1,664

                                     7

LIMITED PARTNERS                                                               NUMBER OF UNITS
-----------------------------------------------------------------------------  ---------------
  North Star Associates Limited Partnership..................................         19,333
  Arden O'Connor.............................................................         63,845
  Peter O'Connor.............................................................         66,181
  Steven Ohren...............................................................         31,828
  PAC II LLC.................................................................         17,356
  Pacifica Holding Company...................................................         74,751
  Princeton South at Lawrenceville LLC.......................................          4,692
  Pacifica Holding Company, a Colorado corporation...........................      2,475,000
  Jeffrey Pion...............................................................          2,879
  Pipkin Family Trust........................................................          3,140
  Princeton South at Lawrenceville One, a New Jersey limited partnership.....          4,426
  Eduardo Paneque............................................................          2,000
  Partridge Road Associates Limited Partnership..............................          2,751
  Marilyn Rangel IRA.........................................................            969
  R.C.P. Associates, a New Jersey limited partnership........................          3,060
  Jack F. Ream...............................................................          1,071
  Glenn C. Rexroth and Linda A. Rexroth......................................          2,142
  James C. Reynolds..........................................................         38,697
  Andre G. Richard...........................................................          1,508
  RJB Ford City Limited Partnership, an Illinois limited partnership.........        158,438
  RJB II Limited Partnership, an Illinois limited partnership................         40,788
  Edward C. Roberts and Rebecca S. Roberts, tenants in the entirety..........          8,308
  W.F.O. Rosenmiller.........................................................            634

                                     8

LIMITED PARTNERS                                                               NUMBER OF UNITS
-----------------------------------------------------------------------------  ---------------
  James Sage.................................................................          2,156
  Kathleen Sage..............................................................          3,350
  Sage Family Trust..........................................................         15,864
  Edward Jon Sarama..........................................................            634
  Shadeland Associates Limited Partnership...................................         42,976
  Shadeland Corporation......................................................          4,442
  Sharpe Living Trust........................................................         12,055
  Jay H. Shidler.............................................................         65,118
  Jay H. Shidler and Wallette A. Shidler, tenants in the entirety............          1,223
  Shidler Equities LP........................................................        254,541
  Siskel Family Partnership..................................................         11,359
  Siskel Revocable Trust.....................................................         10,087
  Suzanne Siskel.............................................................          3,802
  Michael B. Slade...........................................................          2,829
  David W. Smith, and Doris L. Smith, tenants in the entirety................            754
  Gary L. Smith and Joyce A. Smith, tenants in the entirety..................          1,508
  Kevin Smith................................................................         13,571
  Steve Smith................................................................            386
  South Broad Company, a New Jersey limited partnership......................         72,421
  South Gold Company, a New Jersey general partnership.......................         82,433
  SRS Partnership............................................................          2,142
  Robert Stein...............................................................         56,778
  S. Larry Stein.............................................................         56,778

                                     9

LIMITED PARTNERS                                                               NUMBER OF UNITS
-----------------------------------------------------------------------------  ---------------
  Sterling Family Trust......................................................          3,559
  Jonathan Stott.............................................................        130,026
  Suburban Roseland Associates, a Limited Partnership, a New Jersey limited
    partnership..............................................................          3,002
  Thelma C. Gretzinger Trust.................................................            450
  Michael T. Tomasz..........................................................         23,868
  Barry L. Tracey............................................................          2,142
  The UCLA Foundation--The Andersen School...................................             20
  Van Brunt Associates, a New Jersey limited partnership.....................         39,370
  Van Gilder Family Partnership..............................................          2,262
  Gerald & Sharon Zuckerman..................................................            615
  Steve Walbridge............................................................            338
  Richard Walker, Jr.........................................................            963
  William J. Mallen Trust....................................................          8,016
  Women at the Well..........................................................             50
  Worlds Fair Associates, a NewJersey general partnership....................          6,134
  Worlds Fair III Associates, a New Jersey limited partnership...............         14,094
  The Worlds Fair Office Associates, a New Jersey general partnership........          3,343
  Worlds Fair Partners Limited Partnership, a New Jersey limited
    partnership..............................................................          1,664
  The Worlds Fair V Associates, a New Jersey general partnership.............          3,340
  The Worlds Fair 25 Associates, a Limited Partnership, a New Jersey limited
    partnership..............................................................         13,677
  Gerald & Sharon Zuckerman..................................................            615
  Princeton South at Lawrenceville One, a New Jersey limited partnership.....          4,426

                                     10

LIMITED PARTNERS                                                               NUMBER OF UNITS
-----------------------------------------------------------------------------  ---------------
  Princeton South at Lawrenceville, L.L.C.,a New Jersey limited liability
    company..................................................................          4,692
  World's Fair Thirty, a New Jersey limited partnership......................          1,442
  Reyem Partners, L.P., a New Jersey limited partnership.....................          8,489
  Aimee Freyer Lifetime Trust................................................          2,384
  Aimee Freyer Valls.........................................................         12,173
  Betty S. Phillips..........................................................          3,912
  Carol P. Freyer............................................................         12,173
  Carol P. Freyer Lifetime Trust.............................................          2,384
  Caroline Atkins Coutret....................................................          7,327
  Catherine A. O'Brien.......................................................            832
  David Cleborne Crow........................................................          5,159
  Fred Trust.................................................................            653
  Fred Wilson................................................................         35,787
  Gordon E. Atkins...........................................................          6,767
  Gretchen Smith Crow........................................................          2,602
  H. Airport GP, Inc.........................................................          1,433
  Howard Trust...............................................................            653
  J. Peter Gaffney...........................................................            727
  James Muslow, Jr...........................................................          4,911
  L. Chris Johnson...........................................................          3,196
  Lee K. Freyer Lifetime Trust...............................................          2,384
  Lee Karen Freyer...........................................................         10,665

                                     11

LIMITED PARTNERS                                                               NUMBER OF UNITS
-----------------------------------------------------------------------------  ---------------
  Lila Atkins Mulkey.........................................................          7,327
  Manor Properties...........................................................        143,408
  Mark P. Sealy..............................................................          8,451
  Martha E. O'Brien..........................................................            832
  Martha J. Harbison.........................................................          3,329
  McElroy Management, Inc....................................................          5,478
  MCS Properties, Inc., a LA Corporation.....................................          5,958
  Patricia O. Godchaux.......................................................          9,387
  Patricia Wiener Shifke.....................................................         12,944
  Rand H. Falbaum............................................................         17,022
  Sealy & Co., Inc...........................................................         37,119
  Scott P. Sealy.............................................................         40,902
  Sealy Florida, Inc.........................................................            675
  Sealy Professional Drive, L.L.C............................................          2,906
  Sealy Unitholder...........................................................         31,552
  SPM Industrial, L.L.C......................................................          5,262
  Sealy Real Estate Services, Inc............................................        148,478
  Estate of Albert Sklar.....................................................          3,912
  Sybil T. Patten............................................................          1,816
  The Carthage Partners, L.C., A Texas LL....................................         34,939
  TUT Investments I, L.L.C...................................................          5,274
  W. Wade Sample.............................................................          5,449
  William B. Wiener, Jr......................................................         41,119

                                     12

LIMITED PARTNERS                                                               NUMBER OF UNITS
-----------------------------------------------------------------------------  ---------------

  William J. Atkins..........................................................         22,381
  William S. Tyrrell.........................................................          2,906
  WOLSUM, Inc................................................................          2,427

                                     13

                                   EXHIBIT 1D

                               PROTECTED AMOUNTS

Martha Harrison...................................................................  $ 100,000
Martha O'Brien....................................................................  $  25,000
Catherine O'Brien.................................................................  $  25,000
Scott Sealy.......................................................................  $ 678,102
Mark Sealy........................................................................  $ 120,253

                                                                     SCHEDULE 1

                                                                                    NUMBER             CAPITAL
ADDITIONAL LIMITED PARTNERS                                                        OF UNITS         CONTRIBUTION
---------------------------------------------------------------------------------  ---------       ---------------
Sealy (Boatrock), A Limited Partnership..........................................     15,978       $    556,510.49
Sealy Campbell Road, A Limited Partnership.......................................     38,507       $  1,341,177.81
Sealy (Gulf Port II), A Limited Partnership......................................     99,648       $  3,470,737.01
Sealy Warehouses Houston, A Limited Partnership..................................    130,958       $  4,561,266.88
Sealy Pineway, A Limited Partnership.............................................     31,967       $  1,113,396.82
Sealy (Sands Place), A Limited Partnership.......................................     29,062       $  1,012,246.14
Sealy Fairway-I, A Limited Partnership...........................................     66,577       $  2,318,866.13
Sealy Silo Bend, A Limited Partnership...........................................     50,295       $  1,751,777.16
Sealy Rauspark, A Limited Partnership............................................     66,841       $  2,328,087.56
Sealy Shiloh, A Limited Partnership..............................................    143,279       $  4,990,420.51
Sealy Perimeter, a Ltd. Partnership..............................................     17,145       $    597,148.57
Sealy D/H, A Limited Partnership.................................................    181,854       $  6,333,994.75
X113th Street (Arlington), Ltd...................................................     14,531       $    506,098.78
Sealy Tampa, A Limited Partnership...............................................     17,147       $    597,210.24
Sealy Harno, A Limited Partnership...............................................    186,719       $  6,503,450.41
Sealy Interport, A Limited Partnership...........................................     20,096       $    699,946.12
Sealy CIC, A Limited Partnership.................................................     23,249       $    809,746.98
BR/NO LA Properties, L.L.C.......................................................    196,581       $  6,846,926.33
Sealy James Park, L.L.C..........................................................    128,402       $  4,472,254.19
Sealy & Co., Inc.................................................................     37,119       $  1,292,871.97
Sealy Real Estate Services, Inc..................................................    148,478       $  5,171,487.89

                                                                      SCHEDULE 2

                                                                                                 CAPITAL
TRANSFEROR                                                              TRANSFEREE               ACCOUNT     UNITS
-----------------------------------------------------------  ---------------------------------  ---------  ---------
Sealy (Boatrock),A Limited Partnership                       Scott P. Sealy                     $  27,826        799
Sealy (Boatrock), A Limited Partnership                      Manor Properties                   $ 500,859     14,380
Sealy (Boatrock), A Limited Partnership                      First Industrial, L.P.*             $  27,826       799*
Sealy Campbell Road, A Limited Partnership                   Scott P. Sealy                     $  67,059      1,924
Sealy Campbell Road, A Limited Partnership                   William B. Wiener, Jr.             $ 108,169      3,106
Sealy Campbell Road, A Limited Partnership                   Carol P. Freyer                    $  56,651      1,627
Sealy Campbell Road, A Limited Partnership                   Patricia Wiener Shifke             $  26,824        770
Sealy Campbell Road, A Limited Partnership                   Aimee Freyer Valls                 $  56,651      1,627
Sealy Campbell Road, A Limited Partnership                   Lee Karen Freyer                   $  49,570      1,423
Sealy Campbell Road, A Limited Partnership                   Manor Properties                   $ 335,294      9,627
Sealy Campbell Road, A Limited Partnership                   First Industrial, L.P.*           $ 640,960      18,403*
Sealy (Gulf Port II), A Limited Partnership                  Scott P. Sealy                     $ 199,734      5,734
Sealy (Gulf Port II), A Limited Partnership                  William B. Wiener, Jr.             $ 165,020      4,738
Sealy (Gulf Port II), A Limited Partnership                  Patricia O. Godchaux               $ 210,997      6,058
Sealy (Gulf Port II), A Limited Partnership                  Carol P. Freyer                    $ 145,354      4,173
Sealy (Gulf Port II), A Limited Partnership                  Fred Wilson                        $ 210,997      6,058
Sealy (Gulf Port II), A Limited Partnership                  Mark P. Sealy                      $  20,533        590
Sealy (Gulf Port II), A Limited Partnership                  Aimee Freyer Valls                 $ 145,354      4,173
Sealy (Gulf Port II), A Limited Partnership                  Lee Karen Freyer                   $ 127,185      3,652
------------------------
*Units immediately retired upon issuance


                                                                                                 CAPITAL
TRANSFEROR                                                              TRANSFEREE               ACCOUNT     UNITS
-----------------------------------------------------------  ---------------------------------  ---------  ---------
Sealy (Gulf Port II), A Limited Partnership                  First Industrial, L.P.*           $2,245,563     64,472*
Sealy Warehouses Houston, A Limited Partnership              William B. Wiener, Jr.            $  140,657      4,041
Sealy Warehouses Houston, A Limited Partnership              Aimee Freyer Lifetime Trust       $   59,855      1,718
Sealy Warehouses Houston, A Limited Partnership              Lee K. Freyer Lifetime Trust      $   59,855      1,718
Sealy Warehouses Houston, A Limited Partnership              Carol P. Freyer Lifetime Trust    $   59,855      1,718
Sealy Warehouses Houston, A Limited Partnership              Carol P. Freyer                   $   21,280        611
Sealy Warehouses Houston, A Limited Partnership              Fred Wilson                       $  199,513      5,728
Sealy Warehouses Houston, A Limited Partnership              Mark P. Sealy                     $   12,092        347
Sealy Warehouses Houston, A Limited Partnership              Patricia Wiener Shifke            $   28,680        823
Sealy Warehouses Houston, A Limited Partnership              Aimee Freyer Valls                $   21,280        611
Sealy Warehouses Houston, A Limited Partnership              Lee Karen Freyer                  $   18,620        535
Sealy Warehouses Houston, A Limited Partnership              Lila Atkins Mulkey                $   44,315      1,272
Sealy Warehouses Houston, A Limited Partnership              Caroline Atkins Coutret           $   44,315      1,272
Sealy Warehouses Houston, A Limited Partnership              Gordon E. Atkins                  $   44,315      1,272
Sealy Warehouses Houston, A Limited Partnership              Sealy Unitholder                  $  580,914     16,679
Sealy Warehouses Houston, A Limited Partnership              First Industrial, L.P.*           $3,225,723     92,613*
Sealy Pineway, A Limited Partnership                         Scott P. Sealy                    $   36,185      1,039
Sealy Pineway, A Limited Partnership                         Scott P. Sealy                    $   87,669      2,517
Sealy Pineway, A Limited Partnership                         Mark P. Sealy                     $   43,846      1,259
Sealy Pineway, A Limited Partnership                         Manor Properties                  $  278,349      7,992
Sealy Pineway, A Limited Partnership                         James Muslow, Jr.                 $  111,340      3,197
Sealy Pineway, A Limited Partnership                         TUT Investments I, L.L.C.         $  183,710      5,274
------------------------
*Units immediately retired upon issuance

                                     2

                                                                                                 CAPITAL
TRANSFEROR                                                              TRANSFEREE               ACCOUNT     UNITS
-----------------------------------------------------------  -------------------------------    ---------  ---------
Sealy Pineway, A Limited Partnership                         First Industrial, L.P. *          $  372,298    10,689*
Sealy (Sands Place), A Limited Partnership                   Manor Properties                  $  911,022    26,156
Sealy (Sands Place), A Limited Partnership                   First Industrial, L.P. *          $  101,225     2,906*
Sealy Fairway-I, A Limited Partnership                       Scott P. Sealy                    $  115,943     3,328
Sealy Fairway-I, A Limited Partnership                       William B. Wiener, Jr.            $   54,493     1,565
Sealy Fairway-I, A Limited Partnership                       Patricia O. Godchaux              $  115,943     3,329
Sealy Fairway-I, A Limited Partnership                       Martha J. Harbison                $  115,943     3,329
Sealy Fairway-I, A Limited Partnership                       Martha E. O'Brien                 $   28,986       832
Sealy Fairway-I, A Limited Partnership                       Cathernine A. O'Brien             $   28,986       832
Sealy Fairway-I, A Limited Partnership                       Aimee Freyer Lifetime Trust       $   23,189       666
Sealy Fairway-I, A Limited Partnership                       Lee K. Freyer Lifetime Trust      $   23,189       666
Sealy Fairway-I, A Limited Partnership                       Carol P. Freyer Lifetime Trust    $   23,189       666
Sealy Fairway-I, A Limited Partnership                       Carol P. Freyer                   $   12,368       355
Sealy Fairway-I, A Limited Partnership                       Fred Wilson                       $  173,915     4,993
Sealy Fairway-I, A Limited Partnership                       Patricia Wiener Shifke            $   28,986       832
Sealy Fairway-I, A Limited Partnership                       Aimee Freyer Valls                $   12,366       355
Sealy Fairway-I, A Limited Partnership                       Lee Karen Freyer                  $   10,822       311
Sealy Fairway-I, A Limited Partnership                       Manor Properties                  $  231,887     6,658
Sealy Fairway-I, A Limited Partnership                       First Industrial, L.P.*           $1,318,662   37,860*
Sealy Silo Bend, a Limited Partnership                       William B. Wiener, Jr.            $  139,967     4,019
------------------------
*Units immediately retired upon issuance

                                     3

                                                                                                 CAPITAL
TRANSFEROR                                                              TRANSFEREE               ACCOUNT     UNITS
-----------------------------------------------------------  ------------------------------     ---------  ---------
Sealy Silo Bend, a Limited Partnership                       Sealy Florida, Inc.               $   17,518       503
Sealy Silo Bend, a Limited Partnership                       Patricia Wiener Shifke            $   43,794     1,257
Sealy Silo Bend, a Limited Partnership                       First Industrial, L.P.*           $1,550,498    44,516*
Sealy Rauspark, A Limited Partnership                        William B. Wiener, Jr.            $   43,768     1,255
Sealy Rauspark, A Limited Partnership                        Fred Wilson                       $  232,809     6,684
Sealy Rauspark, A Limited Partnership                        Patricia Wiener Shifke            $   46,562     1,337
Sealy Rauspark, A Limited Partnership                        Lila Atkins Mulkey                $   34,921     1,003
Sealy Rauspark, A Limited Partnership                        Caroline Atkins Coutret           $   34,921     1,003
Sealy Rauspark, A Limited Partnership                        Gordon E. Atkins                  $   34,921     1,003
Sealy Rauspark, A Limited Partnership                        First Industrial, L.P. *          $1,900,185   54,556*
Sealy Shiloh, A Limited Partnership                          Scott P. Sealy                    $  454,627    13,052
Sealy Shiloh, A Limited Partnership                          William B. Wiener, Jr.            $  226,985     6,517
Sealy Shiloh, A Limited Partnership                          Carol P. Freyer                   $   70,247     2,017
Sealy Shiloh, A Limited Partnership                          Patricia Wiener Shifke            $   98,784     2,836
Sealy Shiloh, A Limited Partnership                          Aimee Freyer Valls                $   70,247     2,017
Sealy Shiloh, A Limited Partnership                          Lee Karen Freyer                  $   61,466     1,765
Sealy Shiloh, A Limited Partnership                          Manor Properties                  $  360,014    10,336
Sealy Shiloh, A Limited Partnership                          Lila Atkins Mulkey                $   65,856     1,891
Sealy Shiloh, A Limited Partnership                          Caroline Atkins Coutret           $   65,856     1,891
Sealy Shiloh, A Limited Partnership                          Gordon E. Atkins                  $   65,856     1,891
Sealy Shiloh, A Limited Partnership                          Sealy Unitholder                  $  518,040    14,873
Sealy Shiloh, A Limited Partnership                          H. Airport GP, Inc.               $   49,904     1,433
------------------------
*Units immediately retired upon issuance

                                     4

                                                                                                 CAPITAL
TRANSFEROR                                                              TRANSFEREE               ACCOUNT     UNITS
-----------------------------------------------------------  ------------------------------     ---------  ---------
Sealy Shiloh, A Limited Partnership                          First Industrial, L.P.*           $2,882,537    82,760*
Sealy Perimeter, a Ltd. Partnership                          SPM Industrial, L.L.C.            $    5,971       172
Sealy Perimeter, a Ltd. Partnership                          James Muslow, Jr.                 $   59,715     1,714
Sealy Perimeter, a Ltd. Partnership                          First Industrial, L.P.*           $  531,462    15,259*
Sealy D/H, A Limited Partnership                             William B. Wiener, Jr.            $  178,619     5,128
Sealy D/H, A Limited Partnership                             Carol P. Freyer                   $  118,066     3,390
Sealy D/H, A Limited Partnership                             SPM Industrial, L.L.C.            $   63,340     1,818
Sealy D/H, A Limited Partnership                             Patricia Wiener Shifke            $   85,509     2,455
Sealy D/H, A Limited Partnership                             Aimee Freyer Valls                $  118,066     3,390
Sealy D/H, A Limited Partnership                             Lee Karen Freyer                  $  103,751     2,979
Sealy D/H, A Limited Partnership                             Manor Properties                  $1,076,779    30,915
Sealy D/H, A Limited Partnership                             William J. Atkins                 $  316,700     9,093
Sealy D/H, A Limited Partnership                             First Industrial, L.P.*           $4,273,166   122,686*
X113th Street (Arlington), Ltd.                              Sealy Professional Drive, L.L.C.  $  101,220     2,906
X113th Street (Arlington), Ltd.                              W. Wade Sample                    $  189,787     5,449
X113th Street (Arlington), Ltd.                              William S. Tyrrell                $  101,220     2,906
X113th Street (Arlington), Ltd.                              Sybil T. Patten                   $   63,262     1,816
X113th Street (Arlington), Ltd.                              J. Peter Gaffney                  $   25,305       727
X113th Street (Arlington), Ltd.                              First Industrial, L.P. *          $   25,305       727*
------------------------
*Units immediately retired upon issuance

                                     5

                                                                                                 CAPITAL
TRANSFEROR                                                              TRANSFEREE               ACCOUNT     UNITS
-----------------------------------------------------------  -------------------------------    ---------  ---------
Sealy Tampa, A Limited Partnership                           William B. Wiener, Jr.            $   19,648       564
Sealy Tampa, A Limited Partnership                           Sealy Florida, Inc.               $    5,972       172
Sealy Tampa, A Limited Partnership                           Patricia Wiener Shifke            $   10,451       300
Sealy Tampa, A Limited Partnership                           Lila Atkins Mulkey                $   12,541       360
Sealy Tampa, A Limited Partnership                           Caroline Atkins Coutret           $   12,541       360
Sealy Tampa, A Limited Partnership                           Gordon E. Atkins                  $   12,541       360
Sealy Tampa, A Limited Partnership                           First Industrial, L.P.*           $  523,515    15,031*
Sealy Harno, A Limited Partnership                           Scott P. Sealy                    $  435,731    12,509
Sealy Harno, A Limited Partnership                           William B. Wiener, Jr.            $  198,680     5,704
Sealy Harno, A Limited Partnership                           Fred Wilson                       $  429,228    12,324
Sealy Harno, A Limited Partnership                           Mark P. Sealy                     $  217,866     6,255
Sealy Harno, A Limited Partnership                           Patricia Wiener Shifke            $   81,293     2,334
Sealy Harno, A Limited Partnership                           Manor Properties                  $1,300,690    37,344
Sealy Harno, A Limited Partnership                           Lila Atkins Mulkey                $   97,552     2,801
Sealy Harno, A Limited Partnership                           Caroline Atkins Coutret           $   97,552     2,801
Sealy Harno, A Limited Partnership                           Gordon E. Atkins                  $   78,041     2,241
Sealy Harno, A Limited Partnership                           William J. Atkins                 $  325,173     9,336
Sealy Harno, A Limited Partnership                           First Industrial, L.P.*           $3,241,645    93,070*
Sealy Interport, A Limited Partnership                       William B. Wiener, Jr.            $   72,374     2,078
Sealy Interport, A Limited Partnership                       First Industrial, L.P.*              627,572    18,018*
Sealy CIC, a Limited Partnership                             William B. Wiener, Jr.            $   83,728     2,404
Sealy CIC, a Limited Partnership                             SPM Industrial, L.L.C.            $    8,097       233

                                     6

                                                                                                 CAPITAL
TRANSFEROR                                                              TRANSFEREE               ACCOUNT     UNITS
-----------------------------------------------------------  ------------------------------     ---------  ---------
Sealy CIC, a Limited Partnership                             William J. Atkins                 $  137,657     3,952
Sealy CIC, a Limited Partnership                             First Industrial, L.P. *          $  580,265     16,660*
BR/NO LA Properties, L.L.C.                                  McElroy Management, Inc.          $  190,807     5,478
BR/NO LA Properties, L.L.C.                                  SPM Industrial, L.L.C.            $   63,602     1,826
BR/NO LA Properties, L.L.C.                                  Rand H. Falbaum                   $  381,613    10,956
BR/NO LA Properties, L.L.C.                                  L. Chris Johnson                  $  111,304     3,196
BR/NO LA Properties, L.L.C.                                  Estate of Albert Sklar            $  136,268     3,912
                                                             The Carthage Partners, L.C., A
BR/NO LA Properties, L.L.C.                                    Texas LL                        $  899,971    25,839
                                                             MCS Properties, Inc., a LA
BR/NO LA Properties, L.L.C.                                    Corporation                     $  133,565     3,835
BR/NO LA Properties, L.L.C.                                  David Cleborne Crow               $  179,676     5,159
BR/NO LA Properties, L.L.C.                                  Gretchen Smith Crow               $   90,633     2,602
BR/NO LA Properties, L.L.C.                                  Betty S. Phillips                 $  136,268     3,912
BR/NO LA Properties, L.L.C.                                  Fred Trust                        $   22,738       653
BR/NO LA Properties, L.L.C.                                  Howard Trust                      $   22,738       653
BR/NO LA Properties, L.L.C.                                  First Industrial, L.P. *          $4,477,744   128,560*
Sealy James Park, L.L.C.                                     WOLSUM, Inc.                      $   84,517     2,427
Sealy James Park, L.L.C.                                     SPM Industrial, L.L.C.            $   42,258     1,213
Sealy James Park, L.L.C.                                     Rand H. Falbaum                   $  211,292     6,066
                                                             The Carthage Partners, L.C., A
Sealy James Park, L.L.C.                                       Texas LL                        $  316,939     9,100
                                                             MCS Properties, Inc., a LA
Sealy James Park, L.L.C.                                       Corporation                     $   73,952     2,123
------------------------
*Units immediately retired upon issuance

                                     7

                                                                                                 CAPITAL
TRANSFEROR                                                              TRANSFEREE               ACCOUNT     UNITS
-----------------------------------------------------------  ------------------------------     ---------     ---------
Sealy James Park, L.L.C.                                     First Industrial, L.P.*           $ 374,295      107,473*

                                     8